UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 28, 2020

Laredo Oil, Inc.
(Exact Name of Registrant as Specified in Charter) 333-153168
(Commission File Number)

Delaware	26-2435874
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

110 North Rubey Drive, Ste. 120 Golden, Colorado	80403
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(720) 295-1214

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 28, 2020, Laredo Oil, Inc. (the “Company”) entered into a Note (the “Note”) with IBERIABANK for $1,233,656.00 pursuant to the terms of the Paycheck Protection Program (“PPP”) authorized by the Coronavirus Aid, Relief, and Economic Security (CARES) Act (“Program”). The Note will accrue interest on the outstanding principal sum at the rate of 1% per annum, and is due two years from the date of the Note, at which time all unpaid principal, accrued interest and any other amounts will be due and payable. No interest or principal will be due during the first six months after April 28, 2020, although interest will continue to accrue over this six-month deferral period. After such six-month deferral period and after taking into account any loan forgiveness applicable to the Note pursuant to the Program, as approved by the Small Business Administration, an agency of the United States of America, any remaining principal and accrued interest will be payable in substantially equal monthly installments on the first day of each month over the remaining 18-month term of the Note. The Company did not provide any collateral or guarantees for the loan, nor did the Company pay any facility charge to obtain the loan. The Note provides for customary events of default, including, among others, those relating to failure to make payment, bankruptcy, breaches of representations and material adverse effects. The Company may prepay the Note at any time without payment of any penalty or premium.

As noted above, under the terms of the Program, PPP loan recipients can apply for and be granted forgiveness for all or a portion of loans granted under the PPP. Such forgiveness will be determined, subject to limitations, based on the use of loan proceeds for eligible purposes, including payroll, benefits, rent and utilities, and the maintenance of the Company’s payroll levels. No assurance can be given that the Company will obtain forgiveness of the loan, in whole or in part.

This foregoing description of the terms of the Note does not purport to be complete and is qualified in its entirety by the terms and conditions of the Note attached hereto as Exhibit 10.1, incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
10.1	Note dated April 28, 2020 executed by Laredo Oil, Inc. in favor of IBERIABANK.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO OIL, INC.

Date: May 1, 2020	By:	/s/ Bradley E. Sparks
Bradley E. Sparks
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Note dated April 28, 2020 executed by Laredo Oil, Inc. in favor of IBERIABANK.

4